Financial Instruments	12 Months Ended
Dec. 31, 2018
Financial Instruments
FINANCIAL INSTRUMENTS

19.	FINANCIAL INSTRUMENTS

The main risks arising from the Group’s financial instruments are liquidity risk, foreign currency risk and credit risk. The directors regularly review and agree policies for managing each of these risks which are summarized below.

Market risk

Market risk encompasses three types of risk, being foreign currency exchange risk, price risk and fair value interest rate risk. The Group policies for managing fair value interest rate risk are considered along with those for managing cash flow interest rate risk and are set out in the subsection entitled “interest rate risk” below. The directors do not consider the Group’s exposure to price risk to be significant. The Group’s risk management is coordinated by the directors, and focuses on actively securing the Group’s short to medium term cash flows by minimizing the exposure to financial markets. The Group does not engage in the trading of financial assets for speculative purposes nor does it write options.

Credit risk

Credit risk is managed on a group basis. Credit risk arises principally from cash and cash equivalents and deposits with banks and financial institutions as well as credit exposure to customers including committed transactions and outstanding receivables. The group reviews its banking arrangements carefully to minimize such risks and currently has no customers and therefore this risk is viewed as minimal. Management monitor loans between members of the group as part of their internal reporting and assess outstanding receivables for ability to be repaid.

Liquidity risk

The group’s policy is to regularly monitor current and expected liquidity requirements to ensure that it maintains sufficient reserves of cash to meet its liquidity requirements in the short and long term. The Group ordinarily finances its activities through cash generated from operating activities and private and public offerings of equity and debt securities.

The table below summarizes the maturity profile of the Group’s financial liabilities based on contractual undiscounted payments.

	2018
$000	Less than 3 months	3 to 12 months	Total
Trade and other payables	2,631	1,010	3,641
Convertible loan notes (debt)	3	307	310
Related party payables	140	-	-
Total	2,774	1,317	4,091

Foreign currency risks

The group operates internationally although the majority of its operations are based in the United Kingdom and the majority of assets and liabilities denominated in British Pounds. It therefore is exposed to foreign exchange risk arising from exposure to various currencies primarily the Euro and US Dollar.

Due to the majority of assets being denominated in British Pounds the group has no formal policies for managing foreign currency risks.

Interest rate risk

The Group has limited exposure to interest-rate risk arising from its bank deposits. These deposit accounts are held at variable interest rates based on Allied Irish Bank base rate.

The directors do not consider the impact of possible interest rate changes based on current market conditions to be material to the net result for the year or the equity position at the year-end for the years ended 31 December 2018, 2017 or 2016.